UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 3400, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2008, Rancher Energy Corp. (“Rancher Energy”) and GasRock Capital LLC (“GasRock”) entered into a First Amendment to Term Credit Agreement (“First Amendment”) that amends certain provisions of the Term Credit Agreement dated as of October 16, 2007 pursuant to which Rancher Energy borrowed $12,240,000 from GasRock.

The First Amendment extends for six months the maturity date under the Term Credit Agreement of October 31, 2008 to April 30, 2009. In consideration of the amendments contemplated by the First Amendment, Rancher Energy made a principal payment to GasRock in the amount of $2,240,000, resulting in a new loan balance of $10,000,000, and granted an increase in the proportionate overriding royalty interests (“ORRI”) payable to GasRock from 2% to 3%. Under the terms of the First Amendment, Rancher Energy has the right to buy back one-third (1/3) of the ORRI.

The First Amendment has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing is qualified by the terms of the First Amendment as reflected therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 23, 2008, Rancher Energy issued a press release entitled “Rancher Energy Corp. Announces Extension and Revised Terms of GasRock Loan.” The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 First Amendment to Term Credit Agreement.
Exhibit 10.2 Conveyance of Overriding Royalty Interest.
Exhibit 99.1 Press release dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:  /s/ John Works
Name:         John Works
Title:           President and Chief Executive Officer

Dated: October 23, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	First Amendment to Term Credit Agreement.
Exhibit 10.2	Conveyance of Overriding Royalty Interest.
Exhibit 99.1	Press release dated October 23, 2008.